Variable Portfolios
April 30, 2023
Thrivent Diversified Income Plus Portfolio
Summary Prospectus

This Summary Prospectus is designed to provide investors with key portfolio information in a clear and concise format. Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks.
•  If you purchase shares through Thrivent:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at thriventportfolios.com/prospectus. You can also get this information at no cost by calling 800-847-4839 or by sending an email request to mail@thrivent.com.
•  If you purchase shares from a firm other than Thrivent:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at thriventportfolios.com/prospectus. You can also get this information by calling or emailing your financial professional.
The Portfolio’s prospectus and Statement of Additional Information, both dated Apr. 30, 2023, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Thrivent Diversified Income Plus Portfolio

Investment Objective
Thrivent Diversified Income Plus Portfolio (the "Portfolio") seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Portfolio.  If you own a variable annuity contract or variable life insurance contract, you will have additional fees and expenses. Please refer to the prospectus for your variable contract for additional information about fees and expenses associated with your contract.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a % of the net asset value)	N/A
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.48%
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were included, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 263% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests in a combination of equity securities and debt securities within the ranges shown in the following table:
Broad Asset Category	Target Allocation	Allocation Range
Debt Securities	80%	60-95%
Equity Securities	20%	5-40%
The equity securities in which the Portfolio invests may include common stock, preferred stock, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock.
The debt securities in which the Portfolio invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated below BBB- by S&P, or Baa3 by Moody's, or unrated but considered to be of comparable quality by the Adviser. The Portfolio may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Portfolio may invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), convertible bonds, and sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated).
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
The Portfolio may also pursue its investment strategy by investing in other mutual funds managed by the Adviser or an affiliate.
The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements.

Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes in general economic conditions, inflation, and monetary policies, such as certain types of interest rate changes by the Federal Reserve, could affect interest rates and the value of some securities. During periods of low interest rates or when inflation rates are high or rising, the Portfolio may be subject to a greater risk of rising interest rates.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Portfolio more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Conflicts of Interest Risk. An investment in the Portfolio will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Portfolio for which the Portfolio would compensate the Adviser and/or such affiliates. The Portfolio may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser, including other Portfolios. The Adviser may have an incentive (financial or otherwise) to enter into transactions or arrangements on behalf of the Portfolio with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Portfolio, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Portfolio and other clients of the Adviser or their affiliates.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The risks and volatility of investing in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. A Portfolio may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, accounting, recordkeeping and corporate governance systems and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. The assessment of potential Portfolio investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. Also, some leveraged loans are known as “covenant lite” loans, which have contractual provisions that are more favorable to borrowers and provide less protection for lenders such as the Portfolio. As a result, the Portfolio could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans with financial maintenance covenants, which may result in losses. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
LIBOR Risk. The Portfolio may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. Such financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. On December 16, 2022, the Federal Reserve Board adopted a rule that would replace LIBOR in certain financial contracts using benchmark rates based on the Secured Overnight Financing Rate (SOFR) after June 30, 2023. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding potential effects of the transition away from LIBOR on the Portfolio or its investments. Any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Portfolio's investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, natural disasters or similar events.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Other Funds Risk. Because the Portfolio invests in other funds, the performance of the Portfolio is dependent, in part, upon the performance of other funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the other funds. In addition, other funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid.
Prepayment generally reduces the yield to maturity and the average life of the security.
Quantitative Investing Risk. Securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may not perform as expected or may underperform in periods of market volatility.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. The index descriptions appear in the "Index Descriptions" section of the prospectus. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Year-by-Year Total Return

Best Quarter:	Q2 2020	+9.71%
Worst Quarter:	Q1 2020	(11.85)%

Average Annual Total Returns
(Periods Ending December 31, 2022)
	1 Year	5 Years	10 Years
Portfolio (before taxes)	(12.38)%	2.16%	4.21%
Bloomberg U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	(11.81)%	(0.53)%	0.75%
Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	(10.57)%	2.63%	4.03%
MSCI World Index - USD Net Returns (reflects no deduction for fees, expenses or taxes)	(18.14)%	6.14%	8.85%
Morningstar LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	(0.60)%	3.31%	3.67%
Management
Investment Adviser
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent” or the “Adviser”).
Portfolio Managers
Stephen D. Lowe, CFA, Theron G. Whitehorn, CFA and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Lowe has served as a portfolio manager for the Portfolio since April 2015. He is Chief
Investment Strategist, has been with Thrivent since 1997 and has served as a portfolio manager since 2009. Mr. Whitehorn has served as a portfolio manager for the Portfolio since April 2021. He is the Director of Fixed Income Quantitative Research and has been with Thrivent since May 2018. Mr. Spangler has served as a portfolio manager for the Portfolio since May 2022. He is a Senior Portfolio Manager, has been with Thrivent since 2002 and has served in an investment management capacity since 2006.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•
Separate accounts of Thrivent;
•
Separate accounts of other insurance companies not affiliated with Thrivent; and
•
Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase your variable contract through a broker-dealer or other financial intermediary, Thrivent, the other issuing insurance company or their related companies may pay the intermediary for the sale of the contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Portfolio over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

32065G R4-23